UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22455

Cohen & Steers Select Preferred And Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2018

Item 1. Reports to Stockholders.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2018. The total returns for Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund), and its comparative benchmarks were:

Six Months Ended June 30, 2018
Cohen & Steers Select Preferred and Income Fund at Net Asset Value[a]	–2.72%
Cohen & Steers Select Preferred and Income Fund at Market Value[a]	–1.10%
ICE BofAML Fixed-Rate Preferred Securities Index[b]	0.04%
Blended Benchmark—60% ICE BofAML US IG Institutional Capital Securities Index/30% ICE BofAML Core Fixed-Rate Preferred Securities Index/10% Bloomberg Barclays Developed Market USD Contingent Capital Index[b]	–1.57%
Bloomberg Barclays US Aggregate Bond Index[b]	–1.62%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The ICE BofAML Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The ICE BofAML US IG Institutional Capital Securities Index is a subset of the ICE BofAML US Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofAML Core Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1,000 par securities. The Bloomberg Barclays Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The Bloomberg Barclays US Aggregate Bond Index is a broad-market measure of the U.S. dollar-denominated investment-grade fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund’s portfolio.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.172 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Against a backdrop of rising interest rates and widening credit spreads, preferred securities had a negative total return in the first half of 2018, but outperformed U.S. Treasuries and investment-grade corporate bonds.

The yield on the 10-year U.S. Treasury rose from 2.4% to as high as 3.1% on a strengthening U.S. economy and rising inflation pressures, driven in part by tax cuts enacted at the end of 2017. However, bond yields settled around 2.8% by the end of June amid concerns of slowing growth in Europe and escalating trade tensions.

Preferreds generally outperformed other fixed income categories, helped in part by relatively high yields, shorter average durations and strengthening bank credit fundamentals. However, there was a sharp divergence within the preferreds market, as retail exchange-listed issues generally advanced, while the institutional over-the-counter (OTC) market declined.

Performance in the exchange-listed market was strongly influenced by technical factors. Despite negative investor sentiment toward fixed income broadly during the period, demand for exchange-listed issues remained relatively healthy. At the same time, the available pool of exchange-listed securities declined, as several issuers redeemed securities without issuing new ones. As a result, preferred exchange-traded funds (ETFs)—which invest almost exclusively in $25 par exchange-listed preferreds and now control roughly 20% of the $25 market—were forced to reinvest substantial funds into a shrinking market. These asset flows kept prices in the $25 market from falling, and in some cases, pushed prices higher, even though many of the securities trade at premiums.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Fund Performance

The Fund had a negative total return in the six months ended June 30, 2018 and underperformed its blended benchmark on a NAV basis. However, it outperformed its blended benchmark on a market price basis. Coming into the year, the Fund was positioned defensively relative to interest rate risk and consequently was underweight many of the higher-duration exchange-listed preferreds. Despite the rise in interest rates, these securities generally outperformed amid the favorable supply-demand picture. However, the Fund benefited from our opportunistic allocation to preferred ETFs, added late in the period as an efficient way to gain exposure to the exchange-listed market on a tactical basis.

The Fund’s exposure to contingent capital securities (CoCos) also detracted from relative performance. The securities generally declined as growth in Europe slowed from its strong pace in 2017 and as political uncertainties in Italy, Spain and Germany added to the risk premiums demanded by investors. As well, new issuance weighed on the market given the weak backdrop. We believed the political backdrop and outlook for more supply made European issues somewhat less appealing on a risk-weighted basis, and we reduced our exposure to the region, including the U.K.

The insurance sector underperformed, largely due to weakness in Europe. Security selection in the sector detracted from relative performance. This included several out-of-benchmark securities that were pressured by new issues that came to market. In the banking sector, the Fund did not own a long-dated OTC issue from Bank of America that was called at a substantial premium.

An underweight allocation in the real estate sector detracted modestly from relative performance. REIT preferreds declined early in the period as rising interest rates and widening credit spreads impacted many low-coupon issues that came to market in late 2017. REIT preferreds later recovered, aided by healthy issuer fundamentals. Leading the advance were securities of retail-related property issuers, which, after underperforming amid negative news flow in the space, rebounded as retail sales improved and property owners’ earnings releases showed greater-than-expected resiliency.

In general, an underweight in European hybrid securities aided relative performance, as they underperformed as credit spreads widened. The Fund also benefited from holding several out-of-index securities that outperformed after garnering credit upgrades and being added to the investment-grade preferred benchmark. Not owning a high-coupon, exchange-listed issue from HSBC Holdings also aided relative performance. The security, which had been trading at a premium, declined on being redeemed at par.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly detracted from the Fund’s performance for the six-month period ended June 30, 2018.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a significant portion of the floating rate for a fixed rate. Since the value of the swaps rose as short rates moved higher, the Fund’s use of swaps significantly contributed to the Fund’s performance for the six-month period ended June 30, 2018.

The Fund also used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts contributed to the Fund’s total return for the six-month period ended June 30, 2018.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2018, leverage represented 29% of the Fund’s managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that the Fund’s borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligations to fixed-rate obligations for the term of the swap agreements). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in a portion of the Fund’s leveraging costs for the term of the swap agreements partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	29%
% Fixed Rate	88%
% Variable Rate	12%
Weighted Average Rate on Swaps:
Fixed Rate (Payer)	1.3%
Floating Rate (Receiver)	2.1%
Weighted Average Term on Swaps	4.4 years
Current Rate on Debt	2.9%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of June 30, 2018. Information is subject to change.
[b]	See Note 7 in Notes to Financial Statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

June 30, 2018

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets
Farm Credit Bank of Texas, 10.00%, Series I	$11,425,000	2.6
iShares US Preferred Stock ETF	9,616,050	2.2
General Electric Co., 5.00% to 1/21/21, Series D	9,557,749	2.2
Rabobank Nederland, 11.00% to 6/30/19, 144A (Netherlands)	8,600,000	2.0
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S	7,681,131	1.7
MetLife, 9.25%, due 4/8/38, 144A	7,614,640	1.7
Prudential Financial, 5.625% to 6/15/23, due 6/15/43	7,603,330	1.7
HSBC Capital Funding LP, 10.176% to 6/30/30, 144A (United Kingdom)	7,365,937	1.7
Wells Fargo & Co., 6.111% to 6/15/18, Series K (FRN)	6,745,594	1.5
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144A	6,722,008	1.5

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)

(Unaudited)

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2018 (Unaudited)

		Number of Shares	Value
EXCHANGE-TRADED FUNDS—U.S. EQUITY	5.1%
Invesco Preferred ETF		418,489	$6,093,200
iShares US Preferred Stock ETF		255,000	9,616,050

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$15,579,919)			15,709,250

PREFERRED SECURITIES—$25 PAR VALUE	28.5%
BANKS	8.8%
Bank of America Corp., 6.20%, Series CCa		69,634	1,832,766
Bank of America Corp., 6.00%, Series EEa		52,820	1,378,074
Bank of America Corp., 6.00%, Series GGa		135,700	3,544,484
Bank of America Corp., 6.50%, Series Ya		68,230	1,796,496
Citigroup, 7.125% to 9/30/23, Series Ja,b		39,953	1,107,896
Citigroup, 6.875% to 11/15/23, Series Ka,b		30,900	848,514
Citigroup, 6.30%, Series Sa		102,777	2,698,924
Deutsche Bank Contingent Capital Trust V, 8.05%[a]		22,523	565,778
GMAC Capital Trust I, 8.128%, due 2/15/40, Series 2 (TruPS) (FRN) (3 Month US LIBOR + 5.785%)[c]		100,000	2,630,000
Huntington Bancshares, 6.25%, Series Da		59,156	1,545,155
JPMorgan Chase & Co., 6.125%, Series Ya		55,000	1,439,900
New York Community Bancorp, 6.375% to 3/17/27, Series Aa,b		47,509	1,290,819
Regions Financial Corp., 6.375% to 9/15/24, Series Ba,b		46,629	1,261,781
Synovus Financial Corp., 6.30% to 6/21/23, Series Da,b		44,000	1,128,160
TCF Financial Corp., 5.70%, Series Ca		89,600	2,220,288
Wells Fargo & Co., 5.625%, Series Ya		89,875	2,262,154

			27,551,189

ELECTRIC	2.8%
INTEGRATED ELECTRIC	1.3%
DTE Energy Co., 5.375%, due 6/1/76, Series B		51,859	1,308,921
Integrys Holdings, 6.00% to 8/1/23, due 8/1/73[b]		101,232	2,669,994

			3,978,915

REGULATED ELECTRIC	1.5%
Southern Co./The, 5.25%, due 12/1/77		25,000	615,000
Southern Co./The, 6.25%, due 10/15/75		159,308	4,189,801

			4,804,801

TOTAL ELECTRIC			8,783,716

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
FINANCIAL	5.4%
DIVERSIFIED FINANCIAL SERVICES	1.5%
Apollo Global Management LLC, 6.375%, Series Ba		48,625	$1,208,331
KKR & Co. LP, 6.75%, Series Aa		88,000	2,365,440
Stifel Financial Corp., 6.25%, Series Aa		42,325	1,103,836

			4,677,607

INVESTMENT BANKER/BROKER	3.9%
Carlyle Group LP/The, 5.875%, Series Aa		114,800	2,700,096
Charles Schwab Corp./The, 5.95%, Series Da		66,145	1,734,983
Morgan Stanley, 6.875% to 1/15/24, Series Fa,b		115,689	3,167,565
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b		89,337	2,399,592
Morgan Stanley, 5.85% to 4/15/27, Series Ka,b		79,700	2,047,493

			12,049,729

TOTAL FINANCIAL			16,727,336

INDUSTRIALS—CHEMICALS	1.8%
CHS, 7.10% to 3/31/24, Series IIa,b		80,171	2,187,065
CHS, 6.75% to 9/30/24, Series III[a,b]		63,597	1,682,776
CHS, 7.50%, Series IVa		64,655	1,819,392

			5,689,233

INSURANCE	5.7%
LIFE/HEALTH INSURANCE	1.1%
MetLife, 5.625%, Series Ea		135,000	3,435,750

MULTI-LINE	1.1%
Allstate Corp., 5.625%, Series Ga		35,274	912,538
American Financial Group, 6.25%, due 9/30/54		8,507	219,736
WR Berkley Corp., 5.75%, due 6/1/56		89,350	2,211,413

			3,343,687

MULTI-LINE—FOREIGN	0.6%
PartnerRe Ltd., 6.50%, Series G (Bermuda)[a]		76,959	2,020,174

PROPERTY CASUALTY—FOREIGN	1.3%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)[a,b]		70,000	1,779,750
Validus Holdings Ltd., 5.875%, Series A (Bermuda)[a]		20,308	521,915
Validus Holdings Ltd., 5.80%, Series B (Bermuda)[a]		64,597	1,642,056

			3,943,721

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
REINSURANCE	0.2%
Reinsurance Group of America, 5.75% to 6/15/26, due 6/15/56[b]		26,337	$676,598

REINSURANCE—FOREIGN	1.4%
Arch Capital Group Ltd., 5.25%, Series E (Bermuda)[a]		55,328	1,324,552
Arch Capital Group Ltd., 5.45%, Series F (Bermuda)[a]		53,720	1,311,305
RenaissanceRe Holdings Ltd, 5.75%, Series F (Bermuda)[a]		66,000	1,662,540

			4,298,397

TOTAL INSURANCE			17,718,327

PIPELINES	0.9%
Enbridge, 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[b]		101,200	2,548,216
NuStar Energy LP, 7.625% to 6/15/22, Series Ba,b		11,170	229,990

			2,778,206

REAL ESTATE	1.4%
DIVERSIFIED	1.0%
VEREIT, 6.70%, Series Fa		118,947	2,987,949

SPECIALTY	0.4%
QTS Realty Trust, 7.125%, Series Aa		48,450	1,246,618

TOTAL REAL ESTATE			4,234,567

TECHNOLOGY—SOFTWARE	0.5%
eBay, 6.00%, due 2/1/56		58,356	1,534,763

UTILITIES	1.2%
SCE Trust III, 5.75% to 3/15/24, Series Ha,b		19,225	518,114
SCE Trust IV, 5.375% to 9/15/25, Series Ja,b		46,177	1,168,278
SCE Trust V, 5.45% to 3/15/26, Series Ka,b		47,242	1,202,309
SCE Trust VI, 5.00%[a]		43,544	1,020,236

			3,908,937

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$86,064,256)			88,926,274

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount		Value
PREFERRED SECURITIES—CAPITAL SECURITIES	100.7%
BANKS	25.1%
AgriBank FCB, 6.875% to 1/1/24[a,b]		26,000	†	$2,795,000
Bank of America Corp., 6.10% to 3/17/25, Series AAa,b		$1,500,000		1,560,975
Bank of America Corp., 5.989%, Series K (FRN) (3 Month US LIBOR + 3.63%)[a,c]		812,000		816,464
Bank of America Corp., 6.25% to 9/5/24, Series Xa,b		2,900,000		3,034,125
Bank of America Corp., 6.50% to 10/23/24, Series Za,b		5,314,000		5,652,767
Citigroup, 5.90% to 2/15/23[a,b]		640,000		652,800
Citigroup, 6.125% to 11/15/20, Series Ra,b		3,276,000		3,423,420
Citigroup, 6.25% to 8/15/26, Series Ta,b		2,205,000		2,290,444
Citigroup Capital III, 7.625%, due 12/1/36		4,115,000		5,503,182
CoBank ACB, 6.125%, Series Ga		25,000	†	2,512,500
CoBank ACB, 6.25% to 10/1/22, Series Fa,b		25,000	†	2,612,500
CoBank ACB, 6.25% to 10/1/26, Series Ia,b		2,734,000		2,857,030
Countrywide Capital III, 8.05%, due 6/15/27, Series B		1,815,000		2,269,878
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,b,d		40,000	†	4,300,000
Farm Credit Bank of Texas, 10.00%, Series Ia		10,000	†	11,425,000
JPMorgan Chase & Co., 5.829%, Series I (FRN) (3 Month US LIBOR + 3.47%)[a,c]		2,193,000		2,212,189
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,b		7,055,000		7,681,131
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,b		1,260,000		1,302,651
PNC Financial Services Group, 6.75% to 8/1/21[a,b]		3,250,000		3,510,000
Wells Fargo & Co., 6.111%, Series K (FRN) (3 Month US LIBOR + 3.77%)[a,c]		6,650,000		6,745,594
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,b		2,450,000		2,529,625
Wells Fargo Capital X, 5.95%, due 12/15/36 (TruPS)		2,325,000		2,513,372

				78,200,647

BANKS—FOREIGN	36.0%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)[a,b,d],e		200,000		203,750
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (EUR) (Spain)[a,b,e,f]		2,200,000		2,883,944
Banco de Sabadell SA, 6.50% to 5/18/22 (EUR) (Spain)[a,b,e,f]		1,200,000		1,404,149
Banco Santander SA, 6.75% to 4/25/22 (EUR) (Spain)[a,b,e,f]		600,000		754,107
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[a,b,e],[f]		3,000,000		3,107,001
Barclays PLC, 8.25% to 12/15/18 (United Kingdom)[a,b,e]		593,000		603,551

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

	Principal Amount	Value
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)[a,b,d],e	$400,000	$398,000
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)[a,b,d]	3,375,000	3,581,719
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,b,d],e	1,400,000	1,433,250
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)[a,b,d],e	2,600,000	2,720,250
Credit Agricole SA, 6.625% to 9/23/19, 144A (France)[a,b,d],e	2,000,000	2,005,040
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,b,d],e	1,000,000	1,022,500
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,b,d],e	2,850,000	3,024,562
Credit Suisse AG, 6.50%, due 8/8/23, 144A (Switzerland)[d],e	1,000,000	1,065,986
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[a,b],[e,f]	2,100,000	2,140,950
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[a,b,d],e	1,287,000	1,331,929
Danske Bank A/S, 6.125% to 3/28/24 (Denmark)[a,b,e,f]	800,000	757,696
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)[a,b,e,f]	1,000,000	984,370
Deutsche Pfandbriefbank AG, 5.75% to 4/28/23, Series 3529 (EUR) (Germany)[a,b,e,f]	600,000	657,413
DNB Bank ASA, 5.75% to 3/26/20 (Norway)[a,b,e,f]	1,600,000	1,594,160
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[a,b,e,f]	3,000,000	3,070,950
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[d]	2,807,869	3,509,758
HSBC Capital Funding LP, 10.176% to 6/30/30, 144A (United Kingdom)a,b,[d]	4,850,000	7,365,937
HSBC Holdings PLC, 6.25% to 3/23/23 (United Kingdom)[a,b],e	2,400,000	2,358,000
HSBC Holdings PLC, 6.375% to 9/17/24 (United Kingdom)[a,b],e	600,000	595,014
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,b],e	3,400,000	3,344,750
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)[a,b],e	3,000,000	3,108,750
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[a,b,e,f]	2,200,000	2,248,400
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,b],e	937,000	953,866
Lloyds Banking Group PLC, 6.657% to 5/21/37, 144A (United Kingdom)[a,b,d]	1,350,000	1,444,878
Nationwide Building Society, 10.25% (GBP) (United Kingdom)[a],f	2,060,000	4,139,199
Rabobank Nederland, 11.00% to 6/30/19, 144A (Netherlands)[a,b,d]	8,000,000	8,600,000

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount	Value
Royal Bank of Scotland Group PLC, 7.50% to 8/10/20 (United Kingdom)[a,b,e]		$1,200,000	$1,226,400
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)[a,b]		2,277,000	2,863,328
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)[a,b,e]		1,400,000	1,473,500
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)[a,b,e]		5,400,000	5,752,350
Skandinaviska Enskilda Banken AB, 5.75% to 5/13/20, Series EMTN (Sweden)[a,b,e,f]		1,800,000	1,786,534
Societe Generale SA, 7.375% to 9/13/21, 144A (France)[a,b,d,e]		2,600,000	2,652,000
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,b,d,e]		3,600,000	3,690,000
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,b,d,e]		200,000	208,500
Societe Generale SA, 8.25% to 11/29/18, Series EMTN (France)[a,b,e,f]		600,000	607,783
Standard Chartered PLC, 6.50% to 4/2/20, 144A (United Kingdom)[a,b,d,e]		2,000,000	1,989,690
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)[a,b,d,e]		2,400,000	2,466,000
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,b,d,e]		1,350,000	1,387,125
Swedbank AB, 6.00% to 3/17/22 (Sweden)[a,b,e,f]		2,800,000	2,794,408
UBS AG, 7.625%, due 8/17/22 (Switzerland)[e]		2,200,000	2,434,080
UBS Group AG, 6.875% to 3/22/21 (Switzerland)[a,b,e,f]		1,400,000	1,437,712
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[a,b,e,f]		2,000,000	1,985,090
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[a,b,e,f]		1,000,000	1,016,274
UBS Group AG, 7.125% to 2/19/20 (Switzerland)[a,b,e,f]		1,300,000	1,337,467
UBS Group AG, 7.125% to 8/10/21 (Switzerland)[a,b,e,f]		2,400,000	2,477,081
UniCredit SpA, 6.75% to 9/10/21, Series EMTN (EUR) (Italy)[a,b,e,f]		400,000	472,033

			112,471,184

FOOD	0.4%
Land O’ Lakes, 7.25%, 144Aa,d		1,190,000	1,300,075

INDUSTRIALS—DIVERSIFIED MANUFACTURING	3.1%
General Electric Co., 5.00% to 1/21/21, Series Da,b		9,691,000	9,557,749

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount	Value
INSURANCE	27.1%
LIFE/HEALTH INSURANCE	9.1%
MetLife, 9.25%, due 4/8/38, 144Ad		$5,599,000	$7,614,640
MetLife, 5.25% to 6/15/20, Series Ca,b		3,033,000	3,093,053
MetLife, 5.875% to 3/15/28, Series Da,b		1,350,000	1,374,435
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Ad		2,473,000	3,078,687
Prudential Financial, 5.20% to 3/15/24, due 3/15/44[b]		1,075,000	1,072,313
Prudential Financial, 5.625% to 6/15/23, due 6/15/43[b]		7,364,000	7,603,330
Prudential Financial, 5.875% to 9/15/22, due 9/15/42[b]		1,450,000	1,533,375
Voya Financial, 5.65% to 5/15/23, due 5/15/53[b]		3,070,000	3,093,025

			28,462,858

LIFE/HEALTH INSURANCE—FOREIGN	13.2%
Dai-ichi Life Insurance Co. Ltd., 4.00% to 7/24/26, 144A (Japan)[a,b,d]		3,600,000	3,366,000
Dai-ichi Life Insurance Co. Ltd., 7.25% to 7/25/21, 144A (Japan)[a,b,d]		1,600,000	1,744,000
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[a,b,f]		1,951,000	2,111,567
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, due 4/23/48, 144A (South Korea)[b,d]		2,200,000	2,073,509
La Mondiale SAM, 4.80% to 1/18/28, due 1/18/48 (France)[b,f]		1,000,000	868,750
La Mondiale Vie, 7.625% to 4/23/19 (France)[a,b,f]		3,100,000	3,173,780
Meiji Yasuda Life Insurance Co., 5.10% to 4/26/28, due 4/26/48, 144A (Japan)[b,d]		1,400,000	1,415,750
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)[b,d]		5,900,000	6,038,403
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)[b,d]		2,900,000	2,878,250
Nippon Life Insurance Co., 5.00% to 10/18/22, due 10/18/42, 144A (Japan)[b,d]		1,200,000	1,229,496
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)[b,d]		1,900,000	1,940,375
Phoenix Group Holdings, 5.75% to 4/26/28 (GBP) (United Kingdom)[a,b,e,f]		1,400,000	1,703,386
Phoenix Group Holdings, 5.375%, due 7/6/27, Series EMTN (United Kingdom)[f]		1,800,000	1,621,453

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount	Value
Prudential PLC, 7.75%, Series EMTN (United Kingdom)[a,f]		$1,650,000	$1,674,008
Sumitomo Life Insurance Co., 4.00% to 9/14/27, due 9/14/77, 144A (Japan)[b,d]		2,800,000	2,618,000
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)[b,d]		6,000,000	6,495,000

			40,951,727

MULTI-LINE	0.5%
American International Group, 5.75% to 4/1/28, due 4/1/48, Series A-9[b]		642,000	633,975
Hartford Financial Services Group/The, 4.468%, Series ICON, due 2/12/47, 144A (FRN) (3 Month US LIBOR + 2.125%)[c,d]		1,000,000	947,500

			1,581,475

PROPERTY CASUALTY	0.7%
Assurant, 7.00% to 3/27/28, due 3/27/48[b]		2,100,000	2,126,486

PROPERTY CASUALTY—FOREIGN	2.8%
Direct Line Insurance Group PLC, 4.75% to 12/7/27 (GBP) (United Kingdom)[a,b,e,f]		400,000	483,044
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[b,f]		2,951,000	3,032,152
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)[b,f]		1,600,000	1,556,813
Sompo Japan Nipponkoa Insurance, 5.325% to 3/28/23, due 3/28/73, 144A (Japan)[b,d]		2,400,000	2,475,000
VIVAT NV, 7.00% to 6/19/25 (EUR) (Netherlands)[a,b,e,f]		1,000,000	1,205,580

			8,752,589

REINSURANCE—FOREIGN	0.8%
Aquarius + Investments PLC, 6.375% to 9/1/19, due 9/1/24 (Ireland)[b,e,f]		1,600,000	1,637,235
Aquarius + Investments PLC, 8.25% to 9/1/18, Series EMTN (Ireland)[a,b,e,f]		910,000	915,544

			2,552,779

TOTAL INSURANCE			84,427,914

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount		Value
INTEGRATED TELECOMMUNICATIONS SERVICES	1.3%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[d]		3,500	†	$3,928,750
SoftBank Group Corp., 6.875% to 7/19/27 (Japan)[a,b,f]		$300,000		257,851

				4,186,601

MATERIAL—METALS & MINING	1.7%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)[b,d]		4,800,000		5,217,600

PIPELINES	2.1%
Enbridge, 6.25% to 3/1/28, due 3/1/78 (Canada)[b]		1,255,000		1,184,421
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[b]		590,000		576,725
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[b]		4,737,000		4,701,473

				6,462,619

UTILITIES	3.9%
ELECTRIC UTILITIES—FOREIGN	3.5%
Emera, 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[b]		5,300,000		5,538,500
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[b,d]		4,847,000		5,410,464

				10,948,964

MULTI-UTILITIES	0.4%
NiSource, 5.65% to 6/15/23, 144Aa,b,d		1,400,000		1,391,250

TOTAL UTILITIES				12,340,214

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$303,913,564)				314,164,603

CORPORATE BONDS—INSURANCE-PROPERTY CASUALTY	2.2%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ad		4,829,000		6,722,008

TOTAL CORPORATE BONDS (Identified cost—$4,343,468)				6,722,008

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	2.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74%[g]		8,455,539	$8,455,539

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$8,455,539)			8,455,539

TOTAL INVESTMENTS IN SECURITIES[h] (Identified cost—$418,356,746)	139.2%		433,977,674
LIABILITIES IN EXCESS OF OTHER ASSETS	(39.2)		(122,108,653)

NET ASSETS (Equivalent to $25.99 per share based on 11,998,840 shares of common stock outstanding)	100.0%		$311,869,021

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate (resets monthly) Receivable[i]	Floating Payment Frequency	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Fair Value
$25,000,000	1.117%	Quarterly	2.085%	Monthly	10/19/21	$—	$1,251,657	$1,251,657
35,000,000	1.203%	Quarterly	2.085%	Monthly	10/19/22	—	2,186,304	2,186,304
13,000,000	1.848%	Quarterly	2.085%	Monthly	10/19/22	—	2,917,955	2,917,955
40,000,000	1.288%	Quarterly	2.085%	Monthly	10/19/23	—	455,093	455,093

						$—	$6,811,009	$6,811,009

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	845,418	USD	989,105	7/3/18	$1,826
Brown Brothers Harriman	EUR	7,519,704	USD	8,797,753	7/3/18	16,243
Brown Brothers Harriman	GBP	2,822,019	USD	3,760,764	7/3/18	36,403
Brown Brothers Harriman	GBP	3,276,673	USD	4,366,658	7/3/18	42,268
Brown Brothers Harriman	USD	997,952	EUR	845,418	7/3/18	(10,672)
Brown Brothers Harriman	USD	523,367	GBP	390,350	7/3/18	(8,203)
Brown Brothers Harriman	USD	501,660	GBP	374,077	7/3/18	(7,971)
Brown Brothers Harriman	USD	442,335	GBP	329,555	7/3/18	(7,405)
Brown Brothers Harriman	USD	724,549	EUR	614,518	7/3/18	(6,915)
Brown Brothers Harriman	USD	229,052	EUR	193,328	7/3/18	(3,284)
Brown Brothers Harriman	USD	4,326,454	GBP	3,276,673	7/3/18	(2,063)
Brown Brothers Harriman	USD	528,456	EUR	450,852	7/3/18	(1,951)
Brown Brothers Harriman	USD	2,281,665	GBP	1,728,037	7/3/18	(1,088)
Brown Brothers Harriman	USD	7,310,789	EUR	6,261,006	7/3/18	814
Brown Brothers Harriman	EUR	6,018,557	USD	7,042,374	8/2/18	(1,351)
Brown Brothers Harriman	EUR	353,631	USD	413,281	8/2/18	(585)
Brown Brothers Harriman	GBP	1,674,874	USD	2,214,317	8/2/18	888
Brown Brothers Harriman	GBP	3,141,542	USD	4,153,370	8/2/18	1,666

						$48,620

The total amount of all interest rate swap contracts and forward foreign currency exchange contracts as presented in the tables above are representative of the volume of activity for these derivative types during the six months ended June 30, 2018.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

Glossary of Portfolio Abbreviations

ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[b]	Security converts to floating rate after the indicated fixed-rate coupon period.
[c]	Variable rate. Rate shown is in effect at June 30, 2018.
[d]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $122,285,631, which represents 39.2% of the net assets of the Fund, of which 0.0% are illiquid.

[e]

Contingent Capital security (CoCo). CoCos are preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $86,911,154, which represents 27.9% of the net assets of the Fund (19.7% of the managed assets of the Fund).

[f]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $57,897,884, which represents 18.6% of the net assets of the Fund, of which 0.0% are illiquid.

[g]	Rate quoted represents the annualized seven-day yield of the fund.
[h]	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.
[i]	Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2018.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

Country Summary	% of Managed Assets
United States	51.3
United Kingdom	11.3
Japan	7.4
France	5.8
Switzerland	3.5
Canada	3.3
Netherlands	2.7
Australia	2.3
Italy	1.3
Bermuda	1.2
Spain	1.1
Norway	1.1
Sweden	1.0
Germany	0.9
Cayman Islands	0.9
Ireland	0.6
South Korea	0.5
Other	3.8

100.0

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$418,356,746)	$433,977,674
Cash	211,105
Cash collateral pledged for interest rate swap contracts	1,541,730
Foreign currency, at value (Identified cost—$139,845)	139,333
Receivable for:
Dividends and interest	5,098,521
Investment securities sold	1,793,024
Variation margin on interest rate swap contracts	44,418
Unrealized appreciation on forward foreign currency exchange contracts	100,108
Other assets	16,351

Total Assets	442,922,264

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	51,488
Payable for:
Revolving credit agreement	129,000,000
Investment securities purchased	1,337,350
Interest expense	308,390
Investment management fees	254,993
Administration fees	21,857
Directors’ fees	187
Other liabilities	78,978

Total Liabilities	131,053,243

NET ASSETS	$311,869,021

NET ASSETS consist of:
Paid-in capital	$287,737,563
Dividends in excess of net investment income	(3,590,303)
Accumulated undistributed net realized gain	5,243,284
Net unrealized appreciation	22,478,477

$311,869,021

NET ASSET VALUE PER SHARE:
($311,869,021 ÷ 11,998,840 shares outstanding)	$25.99

MARKET PRICE PER SHARE	$26.85

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	3.31%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Interest income (net of $2,505 of foreign withholding tax)	$8,970,365
Dividend income (net of $6,250 of foreign withholding tax)	3,691,897

Total Investment Income	12,662,262

Expenses:
Interest expense	1,695,302
Investment management fees	1,566,555
Administration fees	164,607
Shareholder reporting expenses	93,708
Professional fees	39,909
Directors’ fees and expenses	10,512
Transfer agent fees and expenses	10,310
Custodian fees and expenses	9,588
Miscellaneous	24,810

Total Expenses	3,615,301

Net Investment Income (Loss)	9,046,961

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	2,485,814
Forward foreign currency exchange contracts	943,280
Interest rate swap contracts	249,167
Foreign currency transactions	(11,539)

Net realized gain (loss)	3,666,722

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(24,316,172)
Forward foreign currency exchange contracts	91,882
Interest rate swap contracts	2,375,531
Foreign currency translations	(7,040)

Net change in unrealized appreciation (depreciation)	(21,855,799)

Net Realized and Unrealized Gain (Loss)	(18,189,077)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,142,116)

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$9,046,961	$20,224,636
Net realized gain (loss)	3,666,722	7,273,490
Net change in unrealized appreciation (depreciation)	(21,855,799)	20,604,534

Net increase (decrease) in net assets resulting from operations	(9,142,116)	48,102,660

Dividends and Distributions to Shareholders from:
Net investment income	(12,381,808)	(20,553,083)
Net realized gain	—	(5,523,738)

Total dividends and distributions to shareholders	(12,381,808)	(26,076,821)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	37,342	145,547

Total increase (decrease) in net assets	(21,486,582)	22,171,386
Net Assets:
Beginning of period	333,355,603	311,184,217

End of period[a]	$311,869,021	$333,355,603

[a]	Includes dividends in excess of net investment income of $3,590,303 and $255,456, respectively.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2018 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(9,142,116)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(147,966,344)
Proceeds from sales and maturities of long-term investments	144,380,959
Net purchases, sales and maturities of short-term investments	3,602,145
Net amortization of premium on investments	859,756
Net decrease in dividends and interest receivable and other assets	299,483
Net decrease in interest expense payable, accrued expenses and other liabilities	(9,245)
Net decrease in payable for variation margin on interest rate swap contracts	(148,902)
Net change in unrealized depreciation on investments	24,316,172
Net change in unrealized appreciation on forward foreign currency exchange contracts	(91,882)
Net realized gain on investments	(2,485,814)

Cash provided by operating activities	13,614,212

Cash Flows from Financing Activities:
Dividends and distributions paid	(13,664,129)

Increase (decrease) in cash and restricted cash	(49,917)
Cash and restricted cash at beginning of period (including foreign currency)	1,942,085

Cash and restricted cash at end of period (including foreign currency)	$1,892,168

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

During the six months ended June 30, 2018, interest paid was $1,641,465.

During the six months ended June 30, 2018, as part of an exchange offer from one of the Fund’s investments, the Fund received shares of a new security valued at $332,605 resulting in a realized gain of $6,691.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

	June 30, 2018	December 31, 2017
Cash	$211,105	$—
Restricted cash	1,541,730	1,736,168
Foreign currency	139,333	205,917

Total cash and restricted cash shown in the Statement of Cash Flows	$1,892,168	$1,942,085

Restricted cash consists of cash that has been deposited with a broker and pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2018	2017	2016	2015	2014	2013
Net asset value, beginning of period	$27.79	$25.95	$26.74	$27.16	$26.21	$27.11

Income (loss) from investment operations:

Net investment income (loss)[a]	0.75	1.69	1.82	1.96	2.07	2.05
Net realized and unrealized gain (loss)	(1.52)	2.32	(0.17)	(0.19)	1.44	(0.68)

Total from investment operations	(0.77)	4.01	1.65	1.77	3.51	1.37

Less dividends and distributions to shareholders from:

Net investment income	(1.03)	(1.71)	(1.73)	(1.74)	(1.99)	(1.89)

Net realized gain	—	(0.46)	(0.71)	(0.45)	(0.57)	(0.39)

Total dividends and distributions to shareholders	(1.03)	(2.17)	(2.44)	(2.19)	(2.56)	(2.28)

Anti-dilutive effect from the issuance of reinvested shares	—	—	0.00 [b]	—	—	0.00 [b]

Anti-dilutive effect from the repurchase of shares	—	—	—	—	—	0.01

Net increase (decrease) in net asset value	(1.80)	1.84	(0.79)	(0.42)	0.95	(0.90)

Net asset value, end of period	$25.99	$27.79	$25.95	$26.74	$27.16	$26.21

Market value, end of period	$26.85	$28.24	$26.15	$24.90	$25.70	$24.69

Total net asset value return[c]	–2.72%[d]	15.87%	6.47%	7.40%	14.43%	5.66%

Total market value return[c]	–1.10%[d]	16.85%	15.22%	5.69%	14.94%	0.83%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$311.9	$333.4	$311.2	$320.6	$325.6	$314.2

Ratios to average daily net assets:

Expenses	2.26%[e]	1.95%	1.69%	1.60%	1.57%	1.60%

Expenses (excluding interest expense)	1.20%[e]	1.19%	1.16%	1.19%	1.16%	1.17%

Net investment income (loss)	5.66%[e]	6.14%	6.82%	7.22%	7.50%	7.56%

Ratio of expenses to average daily managed assets[f]	1.62%[e]	1.40%	1.20%	1.14%	1.13%	1.14%

Portfolio turnover rate	33%[d]	42%	51%	31%	28%	41%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
	June 30, 2018	2017	2016	2015	2014	2013
Revolving Credit Agreement
Asset coverage ratio for revolving credit agreement	342%	358%	341%	349%	352%	344%

Asset coverage per $1,000 for revolving credit agreement	$3,418	$3,584	$3,412	$3,485	$3,524	$3,436

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[d]	Not annualized.
[e]	Annualized.
[f]	Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 16, 2010 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Over-the-counter (OTC) interest rate swaps are valued utilizing quotes received from a third-party pricing service

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of June 30, 2018.

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—
$25 Par Value:
Electric—Integrated Electric	$8,783,716	$6,113,722	$2,669,994	$—
Insurance	17,718,327	15,938,577	1,779,750
Other Industries	62,424,231	62,424,231	—	—
Preferred Securities—
Capital Securities	314,164,603	—	314,164,603	—
Corporate Bonds	6,722,008	—	6,722,008	—
Exchange-Traded Funds	15,709,250	15,709,250	—	—
Short-Term Investments	8,455,539	—	8,455,539	—

Total Investments in Securities[a]	$433,977,674	$100,185,780	$333,791,894	$—

Interest Rate Swap Contracts	$6,811,009	$—	$6,811,009	$—
Forward Foreign Currency
Exchange Contracts	100,108	—	100,108	—

Total Derivative Assets[a]	$6,911,117	$—	$6,911,117	$—

Forward Foreign Currency
Exchange Contracts	$(51,488)	$—	$(51,488)	$—

Total Derivative Liabilities[a]	$(51,488)	$—	$(51,488)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) and Exchange-Traded Funds (ETFs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs, ETFs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and ETFs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the SEC. The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income,

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2018, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund’s taxable income after December 31, 2018, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2018, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2018, the Fund incurred $134,276 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $2,641 for the six months ended June 30, 2018.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2018, totaled $149,303,694 and $146,165,779, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2018 and the effect of derivatives held during the six months ended June 30, 2018, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Interest Rate Risk:
Interest Rate Swap Contracts[a]	Receivable for variation margin on interest rate swap contracts	$6,811,009	[b]	—	$—
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	100,108		Unrealized depreciation	51,488

[a]	Not subject to a master netting agreement or another similar arrangement.
[b]

Amount represents the cumulative appreciation (depreciation) on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	$249,167	$2,375,531

Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	943,280	91,882

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Income Tax Information

As of June 30, 2018, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$418,356,746

Gross unrealized appreciation on investments	$26,035,117
Gross unrealized depreciation on investments	(3,554,560)

Net unrealized appreciation (depreciation) on investments	$22,480,557

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2018, the Fund issued 1,408 shares of common stock at $37,342 for the reinvestment of dividends. During the year ended December 31, 2017, the Fund issued 5,299 shares of common stock at $145,547 for the reinvestment of dividends.

On December 5, 2017, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Shares Repurchase Program) from January 1, 2018, through the fiscal year ended December 31, 2018.

During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into a $129,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street). The Fund pays a monthly financing charge which is calculated based on the used portion of the credit agreement and a LIBOR-based rate. The Fund also pays a fee of 0.20% per annum on any unused portion of the credit agreement. The credit agreement has a 360-day evergreen provision whereby State Street may terminate this agreement upon 360 days’ notice, but the Fund may terminate on 30 days’ notice to State Street. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2018, the Fund had outstanding borrowings of $129,000,000 at a current rate of 2.9%. During the six months ended June 30, 2018, the Fund borrowed an average daily balance of $129,000,000 at a weighted average borrowing cost of 2.6%.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market,

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the LIBOR which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

U.S. Tax Reform Risk: On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (Tax Reform) was enacted, making significant changes to the United States income tax rules applicable to both individuals and entities, including the Fund and its shareholders. The Tax Reform generally limits a corporation’s deduction for net business interest expense to 30 percent of a corporation’s adjusted taxable income. The application of these interest limitations to the Fund are unclear and could result in higher investment company taxable income to the Fund.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. New Accounting Guidance

In November 2016, the FASB issued a new ASU No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force” (ASU 2016-18). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. The adoption of the new standard does not have a material effect on the Fund’s financial statements and related disclosures.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption will have no effect on the Fund’s net assets or results of operations.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Select Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 26, 2018. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:
George Grossman	10,432,938.037	230,391.225
Jane F. Magpiong	10,465,089.530	198,239.732
Robert H. Steers	10,465,828.449	197,500.813
C. Edward Ward, Jr.	10,454,285.650	209,043.612

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2018) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (11/24/10)	One Year	Five Years	Since Inception (11/24/10)
1.04%	8.68%	10.34%	2.43%	10.13%	10.15%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a revolving credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors held on June 5, 2018 and at meetings of the full Board of Directors held in person on March 20, 2018 and June 12, 2018. At the meeting of the full Board of Directors on June 12, 2018, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2019 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by an independent data provider which included, among other things, fee, expense and performance information compared to peer funds (the Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

relevant broad-based benchmark and a relevant blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Funds’ medians for the one-, three- and five-year periods ended March 31, 2018, ranking the Fund in the first, second and first quintiles, respectively. The Board of Directors also noted that the Fund outperformed its broad-based and blended benchmark for the one-, three- and five-year periods ended March 31, 2018. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the period, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing other funds and products investing in preferred securities. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund’s actual management fee at managed asset levels was slightly higher (by less than 0.01%) than the Peer Funds’ median, ranking in the third quintile. The Board of Directors also considered that the Fund’s actual management fee at common asset levels was lower than the Peer Funds’ median, ranking in the third quintile. The Board of Directors noted that the Fund’s total expense ratio including investment-related expenses at managed asset levels is slightly higher (by less than 0.01%) than the Peer Funds’ median, ranking in the third quintile. The Board of Directors considered that the total expense ratio including investment-related expenses at common asset levels is lower than the Peer Funds’ median, ranking in the third quintile. The Board of Directors also noted that the Fund’s total expense ratios excluding investment-related expenses at both managed and common asset levels are lower than the Peer Funds’ medians, ranking in the second quintile for each. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were not significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.
How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Portfolio Solutions Distributor, Inc.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by BlackRock Investments, LLC

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

Francis C. Poli

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

480 Washington Boulevard

Jersey City, NJ 07310

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:    PSF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

SELECT PREFERRED AND INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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Semiannual Report June 30, 2018

Cohen & Steers

Select Preferred

and Income

Fund

PSFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2017.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2017.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c)

Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act & Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Chief Financial Officer (Principal Executive Officer)

Date:	September 6, 2018